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                                  EXHIBIT 99.2


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                               AMENDMENT AGREEMENT

     This agreement by and between CREATIVE BIOMOLECULES, INC., a Delaware corporation with its office and place of business at 45 South Street, Hopkinton, Massachusetts 01748 ("CBM"), and STRYKER CORPORATION, a Michigan corporation with its office and place of business at 2725 Fairfield Road, P.O. Box 4085, Kalamazoo, Michigan 49003-4085 ("Stryker").

     WHEREAS, CBM and Stryker are parties to that certain Second Amended and Restated Research, Development and Supply Agreement dated as of May 17, 1991, as amended to the date hereof (the "Agreement"), concerning research and development on OP (capitalized terms used but not defined herein shall have the meaning provided therefor in the Agreement);

     WHEREAS, CBM and Stryker desire to amend the Agreement in certain respects as more fully set forth herein, including to establish the terms and conditions on which the Research Project shall continue and for the payments to be made to CBM by Stryker in connection therewith; and

     WHEREAS, CBM and Stryker deem it appropriate in this agreement to consolidate the changes made to the Agreement by the Amendment Agreement dated November 19, 1992 and the Amendment Agreement dated August 13, 1993 (collectively, the "1992 and 1993




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Amendments") insofar as they relate to actions to be taken from and after the date hereof;

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein and in the Agreement, the parties hereto agree that, effective as of the date hereof, the 1992 and 1993 Amendments shall, insofar as they relate to the performance of the parties on and subsequent to the date hereof, be replaced by the following provisions of this agreement:

     1. Stryker agrees that it will supply at no cost to CBM a quantity of the matrix component of OP Devices ("Matrix") that meets the specifications set forth in a document (the "Matrix Certificate of Analysis") agreed upon in writing by CBM's Chairman and Chief Scientific Officer and Stryker's Project Officer, or such other persons as may be designated by CBM or Stryker, respectively (such persons being referred to herein as the "Designated Officers"). CBM agrees that the Matrix so supplied by Stryker shall be used solely for the production of OP Devices for delivery to Stryker as provided herein. The specific quantity of Matrix to be delivered by Stryker to CBM and the delivery dates applicable thereto shall be as agreed upon from time to time by the Designated Officers. Each delivery of Matrix shall be accompanied by a completed Matrix Certificate of Analysis and copies of the applicable batch records and shall constitute a representation and warranty by Stryker that such Matrix meets the specifications set forth in the Matrix

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Certificate of Analysis and that it has been manufactured in accordance with outline of the Matrix Manufacturing Protocol (the "Matrix Manufacturing Protocol") agreed upon in writing by the Designated Officers, which outline shall be the basis for the preparation of the Matrix Manufacturing Protocol to be agreed upon in writing by the Designated Officers. Stryker agrees that CBM may from time to time upon reasonsable advance written request and during normal business hours inspect and audit the production facilities at which the Matrix is produced and review applicable batch records.

     2. CBM shall initiate production of OP Devices that meet the specifications set forth in documents (the "Device and OP-1 Certificates of Analysis") agreed upon in writing by the Designated Officers at its plants in Lebanon, New Hampshire and Hopkinton, Massachusetts, utilizing processes and facilities that meet the descriptions thereof contained in the outline of the manual (the "OP-1 Clinical Device Manufacturing Protocol") agreed upon in writing by the Designated Officers, which outline shall be the basis for the preparation of the OP-1 Clinical Device Manufacturing Protocol that will be submitted by Stryker to the FDA as an amendment to the IDE for OP Devices. No changes shall be made in the processes and facilities utilized by CBM for the production of OP Devices hereunder that deviate from the descriptions thereof contained in the OP-1 clinical Device Manufacturing Protocol unless the same shall have been approved

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by Stryker's Project Officer and incorporated in the OP-1 Clinical Device
Manufacturing Protocol. The number of OP Devices to be delivered to Stryker, the delivery dates applicable thereto and the price to be paid therefor shall be as agreed upon from time to time in writing by the Designated Officers. CBM shall use reasonable efforts to deliver to Stryker on or before each of the delivery dates so agreed upon such number of OP Devices that are subsequently accepted by Stryker. In the event that any Matrix to be supplied by Stryker pursuant to paragraph 1 is delivered after the agreed upon date, the delivery date for each OP Device to be made from such Matrix shall be extended by the number of days by which the Matrix delivery was late. In addition to any other remedy that Stryker may have under the Agreement, the price to be paid by Stryker to CBM for any OP Device that is delivered more than 45 days after the agreed upon date therefor and subsequently accepted shall be reduced by fifty percent. In order to facilitate acceptance by Stryker of the OP Devices delivered by CBM, CBM agrees that Stryker may from time to time upon reasonable advance written request and during normal business hours inspect and audit CBM's production facilities and processes and review the applicable batch records. Delivery of OP Devices shall be accompanied by completed Device and OP-1 Certificates of Analysis and a copy of the relevant Matrix Certificate of Analysis previously furnished by Stryker and copies of the applicable batch records and shall constitute a



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representation and warranty by CBM that such OP Devices meet the specifications set forth in the Device and OP-1 Certificates of Analysis, that the Matrix used in such OP Devices is Matrix that was furnished by Stryker with the Matrix Certificate of Analysis that is being delivered with such OP Devices and that they have been manufactured utilizing facilities and processes that meet the descriptions set forth in the OP-1 Clinical Device Manufacturing Protocol. Stryker may reject such OP Devices if they fail to meet the specifications set forth in the Device and/or OP-1 Certificates of Analysis or if they are not manufactured utilizing, facilities and processes that meet such descriptions, and for no other reason. OP Devices not rejected by Stryker within thirty days of delivery thereof by CBM will be deemed accepted. Any rejection shall be accompanied by a reasonably detailed explanation of the basis therefor. Stryker shall pay CBM the applicable price for each OP Device accepted by Stryker during any month on or before the tenth day of the following month. In order to avoid any misunderstanding, it is specifically agreed that none of the OP Devices to be supplied to Stryker hereunder are for commercial sales, that Article II of the Agreement is not applicable thereto and that the sale of any of such OP Devices shall not be deemed to be the commercial sale thereof for purposes of
Section 1.6 of the Agreement.

     3. CBM understands that Stryker, acting on its own and through third parties with which it has contracted, is developing

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alternate research and production facilities to conduct research on and engage in the manufacture of OP Products and OP Devices and the components thereof in order to assure an adequate supply thereof for clinical trials and other research-related and test marketing purposes in the OP Field other than the Bone Disease Field. CBM agrees that Stryker or such third parties may continue to utilize the Manufacturing Technology to do so, it being understood that nothing in this paragraph 3 affects Stryker's obligation under the terms of the Agreement to purchase OP Products and OP Devices for commercial sale from CBM. In order to assist Stryker and/or such third parties in such efforts and to otherwise assist in the transfer of the Manufacturing Technology, CBM agrees to make available to Stryker and/or such third parties the services of such employees of CBM as the Designated Officers shall periodically agree in advance in writing, which employees shall spend the amount of time and perform the particular services therein specified at the locations therein specified. Stryker shall pay CBM for the services (including travel time outside the greater Boston area) of such employees at the rate per man month (which term shall mean 160 hours) agreed upon in writing by the Designated Officers prior to the performance of such services and shall reimburse CBM for the reasonable out-of-pocket expenses incurred by such employees if such services are performed other than in the greater Boston area. Such payments shall be made by Stryker

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within ten days of receipt by Stryker of an invoice specifying in detail the employees who performed such duties during the preceding month, the hours worked by each of them in connection therewith and the expenses for which reimbursement is sought. CBM further agrees upon request to provide to Stryker, without additional charge, such reasonable quantities of biological materials not otherwise commercially available developed by CBM for the production of OP Products and OP Devices as are necessary in order to enable the current state of development of OP Products and OP Devices to be readily reproduced.

     4. CBM confirms that all techniques, processes and know-how relating to the manufacture and production of OP Products and OP Devices, including any improvements therein, that have been or may be developed by CBM or which it owns or in which it acquires any rights prior to the expiration of the Research Project shall constitute the Manufacturing Technology that may be utilized by Stryker or third parties with which it may contract as provided in paragraph 3 hereof and that is the subject of the Manufacturing License. Stryker hereby agrees that any improvements in the Manufacturing Technology that are developed by Stryker or by third parties acting under paragraph 3 hereof prior to the expiration of the Research Project shall, to the extent of Stryker's rights therein, be the subject of an irrevocable, worldwide royalty-free license granted hereby to CBM.

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     5. Paragraph B of Section 1.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          B. The Research Project shall continue through April 30, 1996 unless extended by agreement of the parties or terminated as provided herein. The specific projects that shall be funded by Stryker as part of the Research Project shall be divided into two areas -- those related to ongoing research ("Research Related") and those related to the obtaining of pre-market approval from the FDA ("PMA Related"). The specific projects on which CBM will work shall be determined in advance by one or more written documents (each a "Research Related Current Scope of Work" or a "PMA Related Current Scope of Work," as the case may be, and collectively the "Current Scopes of Work") signed by the Designated Officers. In addition, the Designated Officers shall agree in writing from time to time, in the Current Scopes of Work or in supplements thereto, as to the specific tasks to be performed in any period, the employees to be assigned to the performance thereof (subject to such substitutions as shall be acceptable to Stryker's Project Officer) and the percentage of their normal working hours that shall be devoted to such tasks during such period. CBM shall employ such reasonable efforts as are necessary to diligently attempt to accomplish the projects set forth in

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     each Current Scope of Work and shall devote the time set forth in each
     Current Scope of Work or the supplements thereto to the efficient conduct of the tasks set forth therein.

          In addition, CBM will fund and perform certain other projects relating to the manufacture of OP Devices, which projects shall be described in one or more written documents (each a "Current CBM Project List") signed by the Designated Officers setting forth, in addition to a brief description of the specific projects to be funded and performed by CBM, a projected time schedule for their completion. CBM shall employ such reasonable efforts as are necessary to diligently attempt to accomplish the projects set forth in each Current CBM Project List and shall devote reasonable resources to the efficient conduct thereof.

          CBM agrees that Stryker may from time to time upon reasonable advance written request and during normal business hours inspect and review CBM's production facilities and processes and review applicable records in order to monitor and audit CBM's performance under the Current Scopes of Work and the CBM Project List.

     6. Paragraph C of Section 1.1 of the Agreement is hereby amended by deleting the phrase "on or prior to June 15,

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1994" in the first sentence thereof and replacing it with "on or prior to April
15, 1996."

     7. Paragraph E of Section 1.1 of the Agreement is hereby amended by adding the following text thereto:

     Stryker agrees that it will fund and perform certain projects relating to the clinical testing of Op Devices and the filing of the application with the FDA to market the OP Devices, which projects shall be described in one or more written documents (each a "Current Stryker Project List") signed by the Designated Officers setting forth, in addition to a brief description of the specific projects to be funded and performed by Stryker, a projected time schedule for their completion. Stryker shall employ such reasonable efforts as are necessary to diligently attempt to accomplish the projects set forth in each Current Stryker Project List and shall devote reasonable resources to the efficient conduct thereof.

     8. Section 1.3 of the Agreement is hereby amended to read in its entirety as follows:

          1.3 Stryker shall pay CBM for the performance of the Current Scopes of Work at the rate per man month agreed upon in writing by the Designated Officers for the services of the CBM employees assigned to the performance thereof and

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shall reimburse CBM for costs of material and other reasonable out-of-pocket expenses incurred by it in connection therewith. Such payments shall be made by Stryker within ten days of receipt of an invoice for the preceding month that shall specify in detail the number of hours that each employee assigned to the performance of the Current Scopes of Work devoted to the performance thereof during the preceding month and any expenses for which CBM seeks reimbursement, which invoice shall be accompanied by a brief written summary of the results of the Research Project during the preceding month. At the time that the Designated Officers agree on the Current Scopes of Work to be performed during any period, the maximum monthly funding commitment by Stryker shall be established. CBM may carry over into subsequent months the amount by which the invoiced amount is less than the maximum monthly funding commitment in any month, provided that in no event may any monthly invoice exceed the maximum monthly funding commitment by more than 25%. Otherwise, Stryker shall not be responsible for the payment of any amount in addition to the maximum monthly funding commitment for any month unless the advance written approval of its Project Officer or other designee shall have been obtained therefor.

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          9. The last sentence of Section 2.1 of the Agreement as in effect on the date hereof is hereby amended to read as follows:

          This Article II shall only apply to the purchase and supply of OP Products and OP Devices for commercial distribution and shall not apply to the purchase and supply of OP Products and OP Devices for any other purpose, including without limitation for research, for clinical trials or for test marketing purposes.

          10. The provisions set forth in paragraphs 1 through 4 hereof shall be deemed to be added to Article I of the Agreement effective as of the date hereof and the specific amendment of certain provisions of the Agreement set forth in paragraphs 5 through 9 hereof shall be effective as of the date hereof. Except as specifically provided above, the terms and provisions of the Agreement shall continue in full force and effect in all respects and are hereby confirmed by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement this 13th day of May, 1994.

CREATIVE BIOMOLECULES, INC.                             STRYKER CORPORATION

Charles M. Cohen, Ph.D                                  John W. Brown
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Charles M. Cohen, Ph.D                                  John W. Brown
Chairman of the Board and                               Chairman of the Board,
Chief Scientific Officer                                President and Chief
                                                        Executive Officer


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